FBR Securitization Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

H      Pool Data
            Deal Ticker:
Pool Summary

Total Issue Balance (USD)	969,874,219
Original Mortgage Pool Balance (USD)	969,419,764
Current Mortgage Pool Balance (USD)	969,874,219
Total Number of Loans	4,522
Average Loan Balance (USD)	214,479
1st lien (%age)	94.9%
2nd lien (%age)	5.1%
WA FICO	624
- Minimum FICO	500
- Maximum FICO	810
WA LTV	82.5%
- Minimum LTV	24.3%
- Maximum LTV	100.0%
WA DTI	42.6%
- Minimum DTI	1.9%
- Maximum DTI	58.3%
WA Age (Months)	2
WA Remaining Term (Months)	357
North California (% of Pool)	11.9%
South California (% of Pool)	15.3%
North California

% of State	43.66
WA FICO	625
- Minimum FICO	500
- Maximum FICO	806
WA LTV	81.77
- Minimum LTV	55
- Maximum LTV	100
Highest Zip-Code Density (% of State)	0.53
Zip-Code with Highest Density	95127
South California

% of State	56.47
WA FICO	633
Minimum FICO	500
Maximum FICO	788
WA LTV	81.49
Minimum LTV	32.26
Maximum LTV	100
Highest Zip-Code Density (% of State)	0.54
Zip-Code with Highest Density	92253
Classification

	Total	Check
Mortgage Type	969,874,219	✓
Loan-to-Value	969,874,219	✓
FICO	969,874,219	✓
Purpose	969,874,219	✓
Occupancy	969,874,219	✓
Loan Balance	969,874,219	✓
Property Type	969,874,219	✓
Documentation Type	969,874,219	✓
Fixed Period	969,874,219	✓
Geographic Distribution	969,874,219	✓
Per Annum Fees

Servicer Fees (bps)	0.505
Average Cost of Carry per Annum

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	88.83%	644	107,567,378	11.1%
Adjustable Rate Mortgage	81.75%	615	629,602,629	64.9%
Option ARMs	0.00%	—	—	0.0%
Interest Only Mortgage	81.63%	639	232,704,211	24.0%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	0.00%	—	—	0.0%
20.01-25.00	24.28%	635	62,801	0.0%
25.01-30.00	27.64%	612	75,889	0.0%
30.01-35.00	31.51%	584	339,293	0.0%
35.01-40.00	37.36%	606	1,463,105	0.2%
40.01-45.00	43.11%	647	870,230	0.1%
45.01-50.00	46.79%	591	1,638,915	0.2%
50.01-55.00	53.73%	582	2,935,999	0.3%
55.01-60.00	58.38%	605	6,917,737	0.7%
60.01-65.00	63.64%	579	23,323,037	2.4%
65.01-70.00	68.85%	576	28,522,020	2.9%
70.01-75.00	73.84%	584	55,791,244	5.8%
75.01-80.00	79.88%	635	477,841,752	49.3%
80.01-85.00	84.53%	602	88,598,793	9.1%
85.01-90.00	89.84%	621	195,232,782	20.1%
90.01-95.00	94.77%	641	21,431,661	2.2%
95.01-100.00	99.94%	653	64,828,960	6.7%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0.00%	—	—	0.0%
341 - 360	0.00%	—	—	0.0%
361 - 380	0.00%	—	—	0.0%
381 - 400	0.00%	—	—	0.0%
401 - 420	0.00%	—	—	0.0%
421 - 440	0.00%	—	—	0.0%
441 - 460	0.00%	—	—	0.0%
461 - 480	0.00%	—	—	0.0%
481 - 500	72.18%	500	1,514,517	0.2%
501 - 520	75.12%	511	40,113,788	4.1%
521 - 540	76.57%	530	43,702,709	4.5%
541 - 560	82.20%	552	58,076,360	6.0%
561 - 580	82.86%	571	65,969,542	6.8%
581 - 600	82.30%	590	117,304,409	12.1%
601 - 620	83.37%	610	137,093,914	14.1%
621 - 640	83.39%	630	140,045,236	14.4%
641 - 660	83.08%	649	125,730,549	13.0%
661 - 680	83.59%	671	81,246,101	8.4%
681 - 700	83.61%	689	65,714,303	6.8%
701 - 720	84.41%	709	41,305,249	4.3%
721 - 740	83.41%	730	19,640,009	2.0%
741 - 760	83.94%	749	13,492,863	1.4%
761 - 780	82.84%	772	13,552,396	1.4%
781 - 800	84.89%	787	4,155,606	0.4%
801 - 820	71.02%	807	1,216,668	0.1%
> 820	0.00%	—	—	0.0%
Unknown	0.00%	—	—	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0.00%	—	—	0.0%
20.01-25.00	0.00%	—	—	0.0%
25.01-30.00	0.00%	—	—	0.0%
30.01-35.00	0.00%	—	—	0.0%
35.01-40.00	0.00%	—	—	0.0%
40.01-45.00	0.00%	—	—	0.0%
45.01-50.00	0.00%	—	—	0.0%
50.01-55.00	0.00%	—	—	0.0%
55.01-60.00	0.00%	—	—	0.0%
60.01-65.00	0.00%	—	—	0.0%
65.01-70.00	0.00%	—	—	0.0%
70.01-75.00	0.00%	—	—	0.0%
75.01-80.00	0.00%	—	—	0.0%
80.01-85.00	30.09%	604	61,332,266	6.3%
85.01-90.00	60.56%	617	123,418,479	12.7%
90.01-95.00	5.23%	640	10,665,587	1.1%
95.01-100.00	4.11%	646	8,384,713	0.9%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	83.74%	641	520,778,457	53.7%
Cash-Out/Refinancing	81.02%	604	439,576,590	45.3%
Refinancing	83.42%	616	9,519,172	1.0%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	82.51%	623	895,678,181	92.3%
Investment	82.38%	643	66,520,977	6.9%
2nd Home	83.23%	620	7,675,060	0.8%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	84.46%	616	277,321,522	28.6%
<$400,000	81.95%	623	406,201,582	41.9%
<$600,000	81.94%	636	198,720,163	20.5%
>$600,000	80.16%	627	87,630,951	9.0%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	82.54%	620	794,777,739	81.9%
PUD	0.00%	—	—	0.0%
CND	82.97%	636	52,334,266	5.4%
2-4 Family	82.12%	642	122,762,213	12.7%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	83.76%	619	576,776,349	59.5%
Stated	80.50%	633	377,421,098	38.9%
Reduced	84.66%	588	15,676,772	1.6%
None	0.00%	—	—	0.0%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0.00%	—	—	0.0%
>12 and </= 36	81.74%	621	856,531,375	88.3%
>36 and </= 60	79.20%	649	5,877,313	0.6%
>60	88.83%	644	107,465,531	11.1%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AK	72.31%	559	481,501	0.0%
AL	0.00%	—	—	0.0%
AR	81.19%	594	346,667	0.0%
AS	0.00%	—	—	0.0%
AZ	83.76%	602	16,714,485	1.7%
CA	81.61%	630	263,762,299	27.2%
CO	83.65%	620	13,460,065	1.4%
CT	81.24%	627	16,477,622	1.7%
CZ	0.00%	—	—	0.0%
DC	81.67%	622	6,896,249	0.7%
DE	85.06%	620	2,310,837	0.2%
FL	82.45%	618	106,726,654	11.0%
GA	84.77%	615	28,691,411	3.0%
GU	0.00%	—	—	0.0%
HI	81.74%	658	15,562,406	1.6%
IA	84.37%	629	296,697	0.0%
ID	84.85%	597	1,657,597	0.2%
IL	84.11%	629	48,900,100	5.0%
IN	83.24%	610	2,817,644	0.3%
KS	80.76%	578	323,217	0.0%
KY	86.84%	598	1,694,749	0.2%
LA	0.00%	—	—	0.0%
MA	82.47%	635	30,991,645	3.2%
MD	82.25%	612	54,805,961	5.7%
ME	79.81%	585	1,927,999	0.2%
MI	83.76%	604	11,592,303	1.2%
MN	82.96%	620	10,449,186	1.1%
MO	85.58%	592	4,198,352	0.4%
MS	0.00%	—	—	0.0%
MT	90.00%	557	341,129	0.0%
NC	83.18%	602	6,572,515	0.7%
ND	0.00%	—	—	0.0%
NE	85.73%	580	300,204	0.0%
NH	83.60%	598	5,287,848	0.5%
NJ	82.26%	621	73,390,087	7.6%
NM	85.97%	636	1,968,212	0.2%
NV	81.76%	618	20,951,282	2.2%
NY	82.31%	637	115,561,758	11.9%
OH	85.94%	603	6,682,769	0.7%
OK	87.51%	606	572,719	0.1%
OR	83.72%	630	3,617,506	0.4%
OT	0.00%	—	—	0.0%
PA	81.86%	593	8,597,815	0.9%
PR	0.00%	—	—	0.0%
RI	82.71%	622	5,012,996	0.5%
SC	85.35%	597	2,131,034	0.2%
SD	0.00%	—	—	0.0%
TN	83.29%	628	4,606,705	0.5%
TT	0.00%	—	—	0.0%
TX	83.59%	609	9,493,216	1.0%
UT	84.64%	613	1,863,614	0.2%
VA	82.74%	617	38,698,274	4.0%
VI	0.00%	—	—	0.0%
VT	0.00%	—	—	0.0%
WA	84.71%	620	15,433,716	1.6%
WI	84.61%	623	6,679,540	0.7%
WV	86.08%	616	902,518	0.1%
WY	82.36%	608	123,115	0.0%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.